UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 22, 2020

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on May 22, 2020. The final results of each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors for the terms set forth below by the following vote:

	FOR	WITHHELD
Three-Year Terms:
Frank Czerwinski	87,579,414	4,869,194
Michael Massood, Jr.	91,425,654	1,022,954
Elizabeth E. Randall	87,875,878	4,572,730
Two-Year Terms:
James Kuiken	91,898,575	550,033
Paul Van Ostenbridge	80,727,467	11,721,141
One-Year Term:
Lucy Sorrentini	91,874,421	574,187

    There were 11,403,443 broker non-votes on the proposal.

2.	The appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
103,363,533	369,979	118,539

There were no broker non-votes on the proposal.

3.	An advisory vote was taken on the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, and the vote was as follows:

FOR	AGAINST	ABSTAIN
90,490,712	1,690,539	267,357

There were 11,403,443 broker non-votes on the proposal.

4.	An advisory vote was taken on the frequency of the advisory vote on the compensation of the Company’s named executive officers and the vote was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
91,440,740	431,149	499,545	77,174

There were 11,403,443 broker non-votes on the proposal.

In light of the voting results with respect to the frequency of the advisory stockholder votes on executive compensation, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of executives.

On May 26, 2020, the Company issued a press release announcing the election of James Kuiken and Lucy Sorrentini as new directors of the Company at the Company’s annual meeting of stockholders held on May 22, 2020. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated May 26, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	May 26, 2020	/s/Dennis E. Gibney
Dennis E. Gibney
Executive Vice President and Chief Financial Officer

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